UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SPN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Exchange Offer

In connection with Superior Energy Services, Inc.’s (the “Company”) announcement that its wholly owned subsidiary, SESI, L.L.C. (the “Issuer”), has commenced a private offer to exchange (the “Exchange Offer”) up to $500 million of its $800 million aggregate principal amount of outstanding 7.125% Senior Notes due 2021 (the “Original Notes”) for up to $500 million of newly issued 7.125% Senior Notes due 2021 of the Issuer (the “New Notes”), the Company is disclosing certain information to current investors in a private offering memorandum dated January 6, 2020 (the “Offering Memorandum”). In connection with the Exchange Offer, the Issuer is also soliciting consents (the “Consent Solicitation”) from eligible holders of the Original Notes to amend the indenture dated December 6, 2011, governing the Original Notes, upon the terms and subject to the conditions set forth in the Offering Memorandum, to amend the liens covenant in the indenture governing the Original Notes to permit the issuance of secured notes by the Issuer.

The New Notes will be offered and sold only to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The New Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Exchange Offer is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy, the New Notes in the United States or elsewhere.

The Exchange Offer and Consent Solicitation are being conducted in connection with the Company’s previously announced entry into a definitive agreement to divest its U.S. service rig, coiled tubing, wireline, pressure control, flowback, fluid management and accommodations service lines and combine them with Forbes Energy Services Ltd.’s complementary service lines to create a new, publicly traded consolidation platform for U.S. completion, production and water solutions (the “Combination”). The consummation of the Exchange Offer is a condition of the Combination; however, the consummation of the Combination is not a condition of the Exchange Offer and Consent Solicitation.

On January 6, 2020, the Company issued a press release announcing that the Issuer commenced the Exchange Offer. The full text of the press release is incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.

Recent Developments

The Baker Hughes U.S. land rig count declined by 49 rigs from the week ending October 4, 2019 through the week ending December 27, 2019. This rig count decline is greater than what the Company expected, and the Company believes it is impacting the Company’s industry generally. The industry slowdown will primarily impact the Company’s drilling products and services segment results for the fourth quarter of 2019 and the Company now expects revenue in this segment to decrease by 10% to 15% sequentially, lower than initial expectations of a 5% to 10% decline. Additionally, certain completion tools projects, which were anticipated to occur during the fourth quarter of 2019 have shifted to 2020. The Company now expects its technical solutions segment revenue to be approximately flat sequentially, which is lower than the Company’s initial expectations of as much as a 10% increase.

On January 6, 2020, the Company issued a press release announcing such Recent Developments. The full text of the press release is incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K.

Pro Forma Financial Information

In connection with the Exchange Offer, the Company is disclosing certain unaudited pro forma financial information to prospective eligible investors in an offering memorandum and consent solicitation statement dated January 6, 2020 (the “Offering Memorandum”). The Company is furnishing on this Current Report on Form 8-K unaudited pro forma condensed consolidated financial information of the Company and unaudited pro forma condensed combined financial information of Spieth Newco, Inc. (“Newco”) excerpted from the Offering Memorandum. Such unaudited pro forma condensed consolidated financial information of the Company and Newco (collectively, the ”Unaudited Pro Forma Financial Information”) is incorporated herein by reference as Exhibit 99.3.

The Unaudited Pro Forma Financial Information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations of the Company or Newco, as applicable, would have been had the transactions occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations or consolidated financial position of the Company or Newco, as applicable.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Information set forth in this Current Report (including the exhibits attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “may,” “should,” “could,” “will,” “would,” and “will be,” and variations of such words and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are subject to significant risks, assumptions and uncertainties, including, without limitation, risks and uncertainties relating to the commencement of the Exchange Offer. A discussion of factors that may affect future results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in the Company’s periodic filings with the SEC. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Current Report on Form 8-K may not in fact occur. Accordingly, you should not place undue reliance on these statements. The Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 6, 2020, announcing the Exchange Offer.

99.2	Press release, dated January 6, 2020, announcing certain Recent Developments.

99.3	Unaudited pro forma condensed consolidated financial information of the Company and unaudited pro forma condensed combined financial information of Newco.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: January 6, 2020